Exhibit 99.1

FLOW INTERNATIONAL CORPORATION

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

I, Ronald W. Tarrant, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Flow International Corporation on Form 10-Q for the quarterly period ended July 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Flow International Corporation.

By:	/s/ RONALD W. TARRANT
Ronald W. Tarrant Chairman, President and Chief Executive Officer (Principal Executive Officer)

I, Michael R. O’Brien, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Flow International Corporation on Form 10-Q for the quarterly period ended July 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Flow International Corporation.

By:	/s/ MICHAEL R. O’BRIEN
Michael R. O’Brien Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)